Exhibit 23.01
                                 -------------



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



         We hereby consent to the use in this Registration Statement on Form S-3 of our report dated March 12, 2002 except for Note 17, which is dated March 18, 2002, relating to the financial statements of CCC GlobalCom Corporation and to the reference to our Firm under the caption "Experts" in the Registration Statement.



                                              TANNER + CO.




Salt Lake City, Utah
November 6, 2002